EXHIBIT 10.1

AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

This Amendment No. 1 to the Stock Purchase Agreement (“Amendment”) is made and entered effective as of June 30, 2010 by and among Deep Down, Inc., a corporation existing under the laws of Nevada (“Purchaser”), Cuming Corporation, a corporation existing under the laws of Massachusetts (the “Company”), and the stockholders of the Company listed on the signature pages hereof under the heading “Selling Stockholders” (collectively, the “Selling Stockholders”).  All capitalized terms not otherwise defined herein shall have the meanings as set forth in the Agreement (as defined below).

WHEREAS, on May 3, 2010, the parties entered into that certain Stock Purchase Agreement (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement in accordance with the terms of this Amendment.

AGREEMENT

1.	Amendment. Section 9.1(a) of the Agreement shall be amended by striking “June 30, 2010” and replacing it with “July 31, 2010.”

2.
Counterparts; Facsimile Signatures.  This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.  This amendment may be executed by facsimile signature.

3.	Effectiveness of Agreement. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

[Remainder of Page Intentionally Left Blank]

Signature Page Follows

Amendment No. 1 to Stock Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

DEEP DOWN, INC.

By:	/s/ Eugene L. Butler
Eugene L. Butler, Executive Chairman

Cuming Corporation

By:	/s/ John W. Cuming
John W. Cuming, Chairman

SELLING STOCKHOLDERS:

/s/ John W. Cuming
John W. Cuming

/s/ Jon E. Steffensen
Ruth D. Cuming and Jon E. Steffensen, Executors for the Estate of William R. Cuming under will dated March 31, 2003, as amended

Amendment No. 1 to Stock Purchase Agreement